CONFIDENTIAL  TREATMENT HAS BEEN  REQUESTED  FOR PORTIONS OF THIS  EXHIBIT.  THE
CONFIDENTIAL   PORTIONS   HAVE  BEEN  REDACTED  AND  ARE  DENOTED  BY  ***.  THE
CONFIDENTIAL PORTIONS HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.


                                 March 10, 2004



                    PRIMARY TELEVISION AFFILIATION AGREEMENT
                    ----------------------------------------

General Manager
WSET-TV
2320 Langhorne Rd.
Lynchburg, VA 24501

TELEVISION STATION:  WSET/Lynchburg


Gentlemen:

The following shall constitute the agreement (the "Agreement") between American Broadcasting Companies, Inc. ("ABC," "Network," "us" or "we") and WSET, Incorporated ("you" or "your"), for program carriage and promotion on your station, ("WSET," or "Station"). We and you hereby mutually agree upon the following, which shall replace, effective upon execution hereof, the affiliation agreement between you and us dated March 12, 1996, as amended.

I.    NETWORK AFFILIATION AND PROGRAM SERVICE

         A.    PRIMARY AFFILIATION.
Your Station agrees to serve as our primary affiliate to broadcast Network Television Programs, as hereinafter defined, in the community to which Station is licensed by the Federal Communications Commission ("FCC"), subject to the conditions and limitations set forth herein. As used in this Agreement, "Network Television Program" means the complete television program or series of such programs which is a part of the ABC Television Network schedule broadcast on a national television basis and in the time period established for such broadcast in Station's time zone by ABC, subject to any time period adjustments contained herein. (Network Television Program will also be referred to herein as "network programs," "television programs," "programs" or "programming" or in the singular of such terms.)

         B.    FIRST CALL RIGHTS.
To enable your Station to serve as our primary affiliate, we agree to offer your Station first call on the right to broadcast Network Television Programs, in the community to which Station is licensed by the FCC, during the relevant time period established by ABC for their broadcast in the Station's time zone (subject to delayed broadcasts as permitted herein) ("First Call Rights"), for over-the-air reception by the general public in places to which no admission is charged. Each such offer shall set forth the terms of acceptance. Notwithstanding the foregoing, ABC shall have the right to authorize any television broadcasting station, regardless of the community to which it is licensed by the FCC, to broadcast any Network presentation of a subject we deem to be of immediate national significance including, but not limited to, a Presidential address.

         1.    First Call Offer.
         a. Regularly Scheduled Programs. You agree that, within 15 days following its receipt of our offer via the Affiliate Communications System ("ACS") (or any replacement system) of a First Call Right to a regularly scheduled Network Television Program, Station will, consistent with its clearance obligations as provided in Section I.C.2 below, advise us of its acceptance (if requested to do so by the terms of our offer) or rejection of the program. Acceptance by Station of our offer of a First Call Right shall constitute Station's commitment to broadcast the subject Network Television Program(s) in accordance with the terms of this Agreement and the terms of our offer to Station. Acceptance of a program, and its broadcast in accordance with the terms of this Agreement and the offer, is referred to herein as "to clear" or "clearance" of a program.

         b. Other Programs. With respect to any Network program not regularly scheduled or not part of Station's clearance obligations as provided in Section I.C.2 below, Station will advise us of its acceptance or rejection of our offer of a First Call Right within seventy-two (72) hours (exclusive of Saturdays, Sundays and holidays) after such offer has been received at Station. However, if the first broadcast referred to in our offer is scheduled to occur within less than fifteen (15) days after the date of our offer with respect to regularly scheduled network programs or less than seventy-two (72) hours after our offer has been received at Station with respect to Network Programs not regularly scheduled, notification of acceptance or rejection of such offer shall be made as promptly as possible, but in no event after the first broadcast time specified in such offer.

         2. Network Program Offerings. You will be offered First Call Rights with respect to:

         a. Network Sponsored Programs. "Network Sponsored Programs," as used in this Agreement, shall mean those Network Television Programs which contain one or more commercial announcements paid for by or on behalf of one or more ABC network advertisers. Subject to the clearance obligations in Section I.C.2, below, Station agrees to broadcast Network Sponsored Programs in their entirety, including but not limited to the Network commercial announcements ordered for your station, Network identifications, program promotional material or credit announcements contained in such programs which Station accepts, without interruption, modification, technical degradation, deletion or addition of any kind (except for FCC mandated local breaking news or emergency notification crawls). This obligation includes unaltered carriage and pass through of all content associated with network programs (including all commercial and promotional advertisements) contained in the Network feed that ABC associates with a Network Sponsored Program including all enhanced and interactive content and enhanced and interactive advertisements (including associated uniform (or universal) resource locators Internet addresses and triggering devices) as well as: (i) closed captioning information, (ii)
               program identification codes, (iii) broadcast flags and watermarks, (iv) rating information and data, and (v) secondary audio programming feeds (collectively referred to herein as "Program Related Material"). Notwithstanding the foregoing, Station may substitute other Network promotional announcements designated by ABC in lieu of program promotional material, which is inaccurate as it pertains to Station. It is also understood that no commercial announcement, promotional announcement or public service announcement will be broadcast by Station during any interval within a Network program designated by ABC as being for the sole purpose of making a station identification announcement.

         b.    Network Sustaining, Cooperative and Spot Carrier Programs.

               i) We will from time to time offer you live or  recorded  Network
               Television   Programs   identified   as   sustaining
               programs, cooperative programs or spot carrier programs. Except as set forth below in Subsections I.B.2.b (ii) and (iii), you agree to broadcast such programs which you accept in their entirety, including all Program Related Material, without interruption, modification, technical degradation, deletion or addition of any kind (except for FCC mandated local breaking news or emergency notification crawls).

               ii) The Network sustaining programs which we may offer to you may not, without our prior written consent, be sold by your station for commercial sponsorship or interrupted for commercial announcements or used for any purpose other than sustaining broadcasting.

               iii) You may carry the cooperative or spot carrier programs on the same basis as regular sustaining programs or you may offer them for commercial sponsorship on terms and conditions specified by us at the time such programs are offered to you.

         C.    NETWORK STATION COMPENSATION, PROGRAM CLEARANCE AND PREEMPTION.

         1. Compensation. "Network Station Compensation" will be paid monthly during calendar year 2004 in accordance with that certain Primary Television Affiliation Agreement, dated as of March 12, 1996, by and between WSET and ABC. Beginning on January 1, 2005, your monthly Network Station compensation will be determined by the formula set forth in Schedule A attached hereto and made a part hereof. Your network station rate, the table of daypart percentages forth in Schedule A (respectively, the "Original Network Station Rate," and the "Original Percentages") shall be used to calculate your compensation and are all subject to adjustment as follows:

         a. Loss of Compensation. Notwithstanding anything herein to the contrary including, without limitation, authorized preemptions under Section I.C.3 below, Station will earn compensation only for Network Programs, which it clears. If Station fails to clear a program or preempts an episode (whether on a Network approved one-time-only ("OTO") basis or a multiple time basis) of a previously cleared program for any reason, your monthly Network

               Station   Compensation   will  be   reduced   by  the  amount  of
               compensation attributable to such program as provided in Schedule A hereto.

         b. Program Discontinuance. If Network discontinues programming a time period that is currently part of the ABC Television Network program schedule, then the Network Station Compensation described in Section I.C.1 that is associated with that time period shall be eliminated, effective on the date such change occurs.

         c. Program Additions. If Network offers First Call Rights to a program in a time period not currently part of the ABC Television Network program schedule, and Station agrees to clear it, then compensation will increase in accordance with Schedule A unless modified by the terms of the offer of First Call Rights to the program.

         2. Clearance Obligations. Station agrees to the following clearance obligations:

         a. Network Schedule. Subject only to the preemption exceptions set forth in Section I.C.3., below and to the Right to Reject limitations set forth in FCC Rules as referenced in Section V.D., below, Station shall clear all of the programs supplied by Network during the Term of this Agreement in the time periods of the ABC Television Network program schedule (as set forth in attached Exhibit 1), for as long as the Network continues to program such time periods.

         b. Program Specific Clearances. Station is also subject to the following additional clearance obligations:

               i)      Jimmy Kimmel Live
               Beginning upon execution of this Agreement and upon notice from Network, Station agrees to clear the one-hour "Jimmy Kimmel Live" program in its Network designated in-pattern time period. After December 31, 2005, and continuing for the remaining term of this Agreement, if Jimmy Kimmel is no longer host of the program, Station agrees to clear on a one-time 13 week test basis any replacement program in the same time period so long as the format of the replacement program remains substantially similar to the current program airing in the 2003/2004 season. Upon notice from ABC, Station agrees to clear "Jimmy Kimmel Live" one half-hour earlier from its current time period in the event that "Nightline" is removed from the Network Schedule. Station will continue to receive the current "Nightline" primetime incentive inventory for so long as "Jimmy Kimmel Live" remains in the new time slot. Additional Network Station Compensation associated with in-pattern clearance of "Jimmy Kimmel Live" will be paid to Station through December 31, 2004 pursuant to Section I.C.1, above, in accordance with Schedule A commencing upon clearance of the program. [SEE
               SCHEDULE 1 FORM CHANGES ITEMS A & B]

               ii)     Nightline
               Station will clear "Nightline" live, in-pattern, so long as the program continues to be titled "Nightline" and retains a similar news format. It is understood that a change of anchor does not represent a change in program format. [SEE SCHEDULE 1 FORM CHANGES ITEMS C & D]

               iii)    The View
               Station will clear "The View" live, in-pattern so long as the program is called "The View" and substantially similar to the current show airing in the 2003/2004 season. It is understood that a change in talent/hosts does not constitute a change in program format.

               iv)     Good Morning America - Sunday
               Station will clear "Good Morning America - Sunday" during one-hour on Sunday mornings, between the hours of 7am-12:30pm for so long as the program is offered to the Station and provided that a 7am Eastern Time program feed continues to be available for use by the Station. Station's current intention is to clear the program at 8am on Sunday, leading into "This Week" during the 2004-2005 season. Station will give good faith consideration to continue that time period clearance during the Term. In the event Network cancels "Good Morning America - Sunday," Station will clear an additional hour of Network supplied children's programming on Saturdays or Sundays between the hours of 7am-12:30pm. [SEE SCHEDULE 1 FORM CHANGES ITEM E]

               v)      NBA Inside Stuff
               Station will clear "NBA Inside Stuff" on Sundays at 12:30p.m. during the months of September through February and Saturdays at 1:00 p.m. from March through August for so long as the program is offered to the Station. To accommodate this clearance Network will reduce the

               Network sports Schedule on the weekends by twenty-six (26) hours per calendar year, which time shall be available for Station use during the year.

               vi)     Children's Programming
               In the event that Network fails to offer First Call Rights to enough FCC approved children's core educational programming to allow Station to meet its FCC mandated educational children's programming requirement, then Station's obligation to clear Network programming during the Saturday morning time period shall be reduced by only the amount needed to allow Station to broadcast the substitute FCC mandated minimum amount of core educational children's programming to replace that which is no longer being offered by the Network. ABC will designate the Network program(s) that Station may stop clearing in order to implement this adjustment.

         3. Preemptions. Station will be permitted in the aggregate a maximum of *** separate one-half hour Preemptions per calendar year (the "Preemption Basket"). All preemptions of any nature shall be counted against the Preemption Basket, including (i) the failure to clear and broadcast any program offered to Station that it is required or has agreed to clear pursuant to this Agreement, and
               (ii) any failure to broadcast, whether on a OTO or multiple time basis, an episode of a previously accepted program. Notwithstanding the preceding sentence, non-scheduled local breaking news preemptions will not be counted against the Preemption Basket. Station must provide specific dates of all OTO Preemptions at least fourteen (14) days in advance and the requested dates must be approved by the Network in advance. Preemptions made pursuant to the FCC's right to reject rule (the "Right to Reject Rule") shall also count against the Preemption Basket; provided, however, any preemption made pursuant to the Right to Reject Rule occurring after the Preemption Basket has been fully utilized in any given calendar year shall not be deemed to be a breach of this Agreement. The broadcast by Station of preempted programs at another date or time ("Makegoods") shall be at Network's sole discretion and may earn reduced compensation in an amount to be determined by Network and the preempted time may be added back to the preemption basket at Network's sole discretion. [SEE SCHEDULE 1 FORM CHANGES ITEM F]

         a. Preemption Reimbursement. In addition to any reduction of Network Station Compensation caused by a preemption, Station will promptly reimburse Network for preemptions in excess of the Preemption Basket in any given calendar year in an amount equal to the product of the Station's Hourly Network Reimbursement Rate (as set forth below) multiplied by the appropriate Reimbursement Matrix percentage set forth below provided, however, that preemptions made pursuant to the Right to Reject Rule are not subject to such reimbursement.

                    Pre-emption Reimbursement Matrix (hourly)

                       Prime                100%
                       Daytime               20%
                       News-GMA/Nightline    25%
                       News-WNT              60%
                       Latenight (non-news)  15%
                       Kids                  10%
                       Weekend Sports        40%


                     Hourly Network Reimbursement Rate:
                     ----------------------------------

                       Lynchburg          $5,900.00


         b. Reimbursement Adjustments. The Hourly Network Reimbursement Rates shall be applied to preemptions occurring in calendar year 2005. Commencing with calendar year 2006 and continuing throughout the remainder of the Term, the Hourly Network Reimbursement Rates
               shall be adjusted on annual basis in an amount equal to the product of the immediately preceding year's Hourly Network Reimbursement Rate multiplied by the percentage change in total Network sales revenue (as published by the Broadcast Cable Financial Management Association (the "BCFMA") or another mutually agreed industry standard publication should the BCFMA cease publication). Reimbursement payments for Makegoods approved by the Network will be reduced by the value of such Makegood as determined by Network in its sole discretion.

         D.    FAILURE TO CLEAR PROGRAMS.

         1. Notice. With respect to programs already accepted pursuant to the First Call Offer in Section I.B.1, Station shall give us prompt notice of any refusal to broadcast the program(s), rejection of the program(s)or substitution of different program(s)no later than fourteen (14) days prior to the air date of such programming, except where the nature of the substitute program makes such notice impracticable (e.g., coverage of breaking news or other unscheduled events), in which case Station agrees to give us as much notice as possible under the circumstances. Such notice shall include a statement of the reason(s) Station believes that a rejected or refused Network program is unsatisfactory, unsuitable or contrary to the public interest, and/or that a substituted program is of greater local or national importance.

         2. First Call Termination - Unauthorized Preemptions. In addition to all other remedies, we shall have the right, upon fourteen (14) days' notice, to terminate Station First Call Rights on any series of Network programs already accepted hereunder and withdraw all future episodes of that series if one or more individual program episode(s) is pre-empted by you for any reason other than those set forth in Section V.D, below, or as a result of an OTO preemption allowable under your Preemption Basket.

         3. First Call Termination - Multiple Preemptions. We shall also have the right, upon fourteen (14) days' notice, to terminate Station's First Call Rights concerning any series of Network programs already accepted hereunder and to withdraw all future episodes of that series if three (3) or more individual program episodes are pre-empted by Station in any consecutive thirteen
               (13) week period for any reason, whether or not such preemptions are for the reasons set forth in the FCC Right to Reject rule or as a result of an OTO preemption.

         4. First Call - Future Rights. We reserve the right not to offer to Station First Call Rights for the current and subsequent broadcast seasons on any Network program or series of Network programs as to which we have terminated Station's First Call Rights. Network may also refuse to offer to Station First Call Rights for the current and subsequent seasons of a Network program or series of

               Network programs if Station has refused or failed to accept or clear that program or series.

         5. Compensation Reduction - Agreement Termination. A failure to accept a program or series of programs pursuant to the clearance obligations set forth in Section I.C.2, above, or failing to broadcast said program or series in accordance with this
               Agreement after acceptance, shall constitute a failure to clear the program. Three (3) or more preemptions of an accepted program during any consecutive thirteen (13) week period for any reason shall also constitute a failure to clear the program. In addition to the measures outlined in Section I.D.1-4, above, if Station fails at any time to comply with the program clearance requirements set forth in Section I.C.2 above, and we give you written notice of such failure, Station shall have forty-five
               (45) days following receipt of such notice for the first such failure to return to complying fully with the clearance requirements. The cure period will be reduced to seven (7) days for any notices for the next and any subsequent failures. Only one such notice will be given for any specific failure to clear. If by the end of such period, Station fails to return to complying fully with such obligations, we shall have the right, in our sole discretion, to reduce your monthly Network Station Compensation as set forth in Section I.C.1 above, and Station's network station rate as set forth in Schedule A, by up to and including twenty-five (25) percent upon written notice to Station. We shall also have the right in our sole discretion, subject to Section V.D., below, in addition to any other remedy set forth in this Agreement, to terminate this Agreement upon no less than ninety (90) days' written notice to Station.

         E.    LOCAL NEWS.
In order to serve Station's local community and to promote local and Network audience flow for the benefit of Station and Network, Station shall maintain, during the term of this Agreement, locally produced news programs of at least thirty (30) minutes in length adjacent to "World News Tonight," ("WNT") leading into "Good Morning America" ("GMA"), and leading into the Network's late night programming. In the event that Station discontinues its local news lead-in to "Good Morning America" then, upon notice from Network and in addition to any other remedies provided in this Agreement, Station shall clear ABC's "World News This Morning" (or any replacement early news program) in the "Good Morning America" lead-in time period. Station further agrees to continue to subscribe to NewsOne or any replacement affiliate news service and timely pay for that service during the Term of this Agreement. Station will not, however, be obligated to participate in more than one Network news service. [SEE SCHEDULE 1 FORM CHANGES ITEM G]

         F.    PROMOTION.
Station will fully participate in Network's (1) "Baseline Promotion Plan" described below, and (2) affiliate co-op program. Station's participation will conform to ABC's reasonable standard terms offered generally to affiliates.

         1.    Baseline Promotion Plan.
         a. Weekday. Station will provide eleven (11) local commercial spots per weekday (time periods and lengths delineated below) for promotion of Network programming. Network shall designate the content of such spots. An illustrative initial designation of Network priorities for Monday through Friday Eastern Time is reflected below.

               ABC Baseline Promotion Weekday Schedule:
               ----------------------------------------

               5-7am:        2x (:15) supporting GMA
                             1x (:20) supporting Prime
               9am-4pm:      1x (:20) supporting Prime or "The View"
                             2x (:20) supporting Prime
               4-7pm:        1x (:15) supporting WNT
                             2x (:20) supporting Prime
               7-8pm:        1x (:20) supporting Prime
               11-11:35pm:   1x (:15) supporting Late Night

         b. Weekend. Station will provide five (5) local commercial spots per weekend day including four (4)twenty second (:20) spots each day for supporting Prime to air between 7am-8pm (at least one promo to run in Prime Access between 7pm and 8pm on Saturday and 6pm-7pm on Sunday) as well as one (1) fifteen second (:15) spot each weekend day supporting "World News Tonight" in the hour prior to that program (all times Eastern).

         2. Network Availabilities. In return for complete participation in the Baseline Promotion Plan, Station will have access to four(4) additional thirty second (:30) primetime spots per week, as well as the Network's authorization to convert seven (7) current thirty second

               (:30)- local newsbrief opportunities in Prime Time (one per day) to local sale. These spots previously have been associated with Station's commitment to the Affiliate Promotion Swap plan.

         3. Cross Promotion. Station agrees to participate in the Network Affiliate Plan ("N/AP II") referenced herein in Section V.A. below. The cross-promotion provisions reflected in Section V.3 of N/AP II will be extended for the entire Term of this Agreement.

         G.    PROGRAM DELIVERY.
By means satisfactory to us, we will arrange, at our own expense, for programs to be delivered to Station. We may require that Station purchase the Network approved reception devices, hardware and software, necessary to receive ABC network programs for broadcast under this Agreement in accordance with Network's then current network-signal reception equipment standards, which standards will be reasonable and consistent with those applicable to Network affiliates generally.

         H.    DIGITAL PROGRAM DELIVERY.

         1. First Call Rights and Clearance. In exchange for the consideration received under this Agreement, Station agrees to become ABC's primary affiliate with respect to the over-the-air programming that ABC distributes in a digital ("DTV") format as set out in this Section. Station agrees to clear, in accordance with the terms and conditions of this Agreement, the simulcast digital feed of the analog service (or its equivalent in the event that the Station is required to relinquish its analog spectrum). In addition, Station will have the First Call Right to the over-the-air broadcast of any additional channels of programming contained in the digital feed. In the event that Station declines the First Call Rights for an additional channel, ABC shall be free to distribute that channel by any other means and without being limited by the terms of this or any other agreement in the community of license of the Station. Network and Station agree to negotiate in good faith with respect to other potential uses of the Station's spectrum.

         2. Technical Clearance. Station agrees to transmit on its DTV channel the digital feed of all network programs it is obligated to or otherwise agrees to clear, including

               HDTV programs and Program-Related Material, in a technical format consistent with ATSC standards, without alteration, modification, insertion, degradation or down conversion of any type. [SEE
               SCHEDULE 1 FORM CHANGES ITEMS H & I]

         I.    COMMERCIAL INVENTORY.
For all time periods, ABC will continue during the term of the Agreement to offer to Station substantially the same local availabilities at substantially the same times as are then offered to non-Network owned ABC affiliates generally but in no event lower than those offered generally during the 2002-2003 season; provided that incentive spots associated with additional clearance obligations will be offered conditioned upon Station's acceptance of the incentive criteria. Local availabilities associated with N/AP II or its successor agreements and the Baseline Promotion Plan are treated elsewhere in this Agreement and are not governed by this Section. Inventory availabilities can be further adjusted for
(a) the number of local units in Network programming that is not cleared by the Stations; (b) the number of local units that are lost as a result of sustaining programming, or special event programming, run by the Network in lieu of Network programming that would otherwise bear a more traditional commercial load; and
(c) the number of local units lost as result of a reduction in the amount of Network programming including incentive spots associated with cancelled programs or time periods, subject to the provisions of Section I.C.2.b involving the possible move of "Jimmy Kimmel Live" to the "Nightline" time period. In the event that ABC does not offer the inventory (as adjusted above), ABC shall make Station whole for the then current economic value to the Station of any shortfall by (aa) providing other local commercial availabilities of such value, or (bb) adjusting the Station's compensation by that amount, or (cc) a combination of (aa) and (bb) that would make the Station whole.

         J.    COMPENSATION AND CLEARANCE UPON ASSIGNMENT.
In the event that this Agreement is assigned by you as provided in Section V.I below, then, upon the effective date of such assignment: (i) Station shall, subject only to the Right to Reject and the Preemption Basket, be obligated to full live in-pattern clearance of all network programs then a part of the Network schedule; and (ii) Commencing on January 1, 2010 or the effective date of the assignment (whichever occurs later), Network Station Compensation through the remaining term of this Agreement will be completely eliminated.

II.   TERM

This Agreement shall be effective from upon execution hereof and continue through and including December 31, 2012 (the "Term").

III.  NETWORK NON-DUPLICATION PROTECTION/CABLE RETRANSMISSION

         A.    NON-DUPLICATION.
Station shall be entitled to network non-duplication  protection,  as defined by
Section 76.92 of the FCC rules, as follows:

         1. The geographic zone of network non-duplication protection shall be the Designated Market Area ("DMA") (as defined by the A.C. Nielsen Company) in which Station is located, or any lesser zone pursuant to any geographic restrictions contained in the FCC rules and regulations, now or as subsequently modified.

         2.    Network  non-duplication  protection  shall extend to all Network programs that Station broadcasts in accordance with this Agreement. Protection shall not extend to individually pre-empted programs of an otherwise cleared series.

         3. Network non-duplication protection for Network programs that Station broadcasts in accordance with this Agreement shall be effective only for the simultaneous live time period designated by us for broadcast of such Network programs by Station.

         4. You are under no obligation to exercise in whole or in part the network non-duplication rights granted under this Agreement.

         B.    CABLE RETRANSMISSION.
With respect to the analog version of Network Television programs and the simulcast digital feed of the analog service, or its equivalent in the event that Station relinquishes its analog spectrum(the "Primary Channel")and subject to the provisions of NAP II or any successor agreement to which you are a party, you are authorized to grant retransmission consent, pursuant to Part 76 of the FCC Rules, to cable systems (and other multichannel video program distributors, "MVPDs") located within your DMA and areas where your station is "significantly viewed" as defined by Section 76.54 of the FCC Rules. In the event that ABC and Station agree upon such conditions as the parties may then decide to pool their retransmission rights with respect to the Primary Channel for the purposes of coordinated retransmission negotiations, then Network and Station will share fifty percent (50%) of any monies received by Station (or its parent and affiliated companies) in exchange for or attributable to the grant of Station's retransmission consent for the Primary Channel above what Station received prior to pooling retransmission consent rights with the Network.

IV.   CUT-IN ANNOUNCEMENTS AND LOCAL TAG SERVICES

         A.    CUT-IN ANNOUNCEMENTS.
"Cut-In Announcements," as used herein, shall mean the substitution of a special commercial or promotional announcement in place of a regularly scheduled Network commercial.

         1. Upon at least twenty-four (24) hours' notice, you shall, at our request, furnish such personnel and equipment as may be necessary to (a) broadcast cut-in announcements from Station alone, or (b) originate from Station cut-in announcements to one or more other stations, without regard to whether or not Station is requested to broadcast said cut-in announcement(s). Notwithstanding anything herein to the contrary in, you may refuse to broadcast any such cut-in announcement in the community to which Station is licensed by the FCC if, in your opinion, it does not serve in the public interest, convenience or necessity, but you shall nevertheless furnish such personnel and equipment as may be necessary to originate such cut-in announcement(s) from Station to one or more other Network-affiliated stations.

         2. Cut-in announcements shall be broadcast only when authorized by us and then only in accordance with the instructions furnished to you. You will be supplied, as promptly as possible, with the material and instructions for these announcements.

         3. For each program during which such cut-in announcements are included, if we have requested your assistance we shall pay you in accordance with the applicable table set forth in Schedule B hereto, unless the cut-in involves the substitution of Station's local commercial, in which case no additional compensation or reimbursement will be paid to the Station.

         B.    LOCAL TAG SERVICES.
"Local Tag Announcements," as used herein, shall mean a visual commercial announcement, made by you on behalf of a local dealer of a Network advertiser, not exceeding ten (10) seconds of a one-minute Network commercial announcement or five (5)seconds of a thirty-second Network commercial announcement projected by means of an electronic insert.

         1. Upon at least twenty-four (24) hours' notice, you shall, at our request, furnish personnel and equipment as may be necessary to broadcast Local Tag Announcements.

         2. Local Tag Announcements shall be broadcast in accordance with our instructions. The Network advertiser shall supply to you or purchase from you, as promptly as possible, the information for each Local Tag Announcement. Local Tag Announcements shall not be accompanied by oral announcements unless the Network advertiser shall make direct requests of you therefore and shall have
               assumed   sole   responsibility   for   payment   of  such   oral
               announcements.

         3. For each program during which such Local Tag Announcements are included, if we have requested your assistance we shall pay you in accordance with the applicable table set forth in Schedule B hereto.

V.    GENERAL

         A.    NETWORK/AFFILIATE PLAN.
The side letter amendments dated June 30, 1999 ("N/AP I")and even date herewith ("N/AP II"), attached hereto as Schedules C and D, respectively, are incorporated herein and made a part of this Agreement. The parties agree to negotiate in good faith regarding a successor agreement to N/AP II with the expectation that Station will be a full participant in such successor agreement.

         B.    PROGRAM SUBSTITUTION.
We may at any time, upon notice to Station, substitute for any scheduled Network program another Network program, except that if such other Network program in our judgment involves a special event of public interest or importance, no such notice is required.

         C.    PROGRAM CANCELLATION.
Nothing contained in this Agreement shall prevent or hinder us, nor shall it be construed to prevent or hinder us, at any time upon notice to Station as soon as practicable, from canceling one or more Network programs, whether sponsored or sustaining.

         D.    RIGHT TO REJECT.
With respect to Network programs offered or already accepted pursuant to this Agreement, nothing herein contained shall be construed to prevent or hinder Station from exercising its rights under FCC rules to:

         1. reject or refuse network programs which Station reasonably believe to be unsatisfactory, unsuitable or contrary to the public interest; or

         2. substitute a program, which in Station's good faith opinion, is of greater local or national importance.

         E.    CARRIAGE REPORTS.
Station will submit to us in writing, upon forms provided by us for that purpose, such reports covering Network programs broadcast by Station as ABC may reasonably request from time to time. To verify your carriage of Network commercial announcements, identifications and program promotional material, we may require delivery by Station, within five (5) days following our request, copies of your official station logs, air checks or broadcast tapes, and we may install at Station, monitoring equipment and attendant software that monitors your Station's broadcast signal.

         F.    FORCE MAJEURE.
Neither Station nor we shall incur any liability hereunder because of our failure to deliver, or Station's failure to broadcast, any or all Network programs due to:

         1.    failure of facilities
         2.    labor disputes, or
         3. causes beyond the control of the party so failing to deliver or broadcast.

         G.    TRANSMITTER MODIFICATIONS.
Station agrees to notify us of any application made to the FCC to modify Station's transmitter location, power, frequency or hours of operation within ten (10) days following the filing of such application. In the event that the transmitter location, power, frequency or hours of operation of Station are changed at any time so that Station is of less value to us as a Network outlet than it is as of the effective date of this Agreement including, but not limited to, as a result of additional overlap of Station's broadcast signal with that of another ABC affiliate, we will have the right to terminate this Agreement upon thirty (30) days' advance written notice.

         H.    TIME BROKERAGE/LOCAL MARKETING ARRANGEMENTS.
Except upon our prior written consent, which consent may be withheld for any reason, you agree that Station will not enter into any local marketing, time brokerage or similar agreement whereby another party or entity supplies programming to Station, manages it or otherwise operates Station. If you or Station enters into such an agreement without our written consent, we shall have the right to terminate this Agreement upon fourteen (14) days' advance written notice.

         I.    ASSIGNMENT.
The assignment provision (reflected in Paragraph 16 of N/AP II) will govern any proposed assignments or transfers of this Agreement during the entire Term of this Agreement.

         J.    LIMITED TRANSMISSION RIGHTS.
Your and Station's rights under this Agreement are limited to the First Call Rights to Network Television Programs pursuant to the terms hereof. Except with our prior written consent and except upon such terms and conditions as we may impose, you agree not to authorize, cause, permit or enable the use of any program which we supply to you hereunder for any purpose other than broadcasting by Station pursuant to the terms hereof, in the community in which Station is licensed by the FCC, for over the air reception by the general public in places to which no admission is charged. You agree when you are authorized to record a program for subsequent broadcast that the recording will be broadcast not more than once in its entirety and will be erased or deleted from your system within six (6) hours following use. All rights not specifically granted to you by this Agreement shall be retained by Network.

         K.    REBROADCAST/RECORDING RESTRICTIONS.
Except with our prior written consent (or as provided in the Cable Retransmission Section III.B above) and upon such terms and conditions as we may impose, which consent may be withheld for any reason, you and Station agree not to authorize, cause, permit or enable (1) any recording on film, tape or otherwise to be made or broadcast of a program which has been, or is being, broadcast on the Network; or (2) a rebroadcast or a retransmission to be made of the broadcast transmission of Station during any hours when Station is broadcasting a program provided by Network.

         L.    PROMOTION RESTRICTIONS.
With respect to any and all promotional material issued by Station or under your direction or control, you agree to abide by any and all restrictions of which we advise you pertaining to the promotion of a Network program(s) scheduled to be broadcast by Station in its community, including, without limitation, on-the-air promotion, billboards, and newspaper or other printed advertisements, announcements or promotions.

         M.    LICENSE MAINTENANCE.
You agree to maintain for Station such licenses, including performing rights licenses as now are or hereafter may be in general use by television broadcasting stations and necessary for you to broadcast the television programs which we furnish to you hereunder. Network currently clears all music in the repertory of ASCAP and of BMI used in our network programs, thereby licensing the broadcasting of such music in such programs over Station. You will be responsible for all music license requirements for any commercial or other material inserted by you within or adjacent to our network programs in accordance with this Agreement.

         N.    ENTIRE AGREEMENT; INDUCEMENTS; WAIVER.
No inducements, representations or warranties except as specifically set forth herein have been made by any of the parties to this Agreement. This Agreement constitutes the entire agreement and understanding between the parties hereto and no provision thereof shall be changed or modified, nor shall this Agreement be discharged in whole or in part, except by an agreement in writing, signed by the party against whom the change, modification or discharge is claimed or sought to be enforced; nor shall any waiver of any of the conditions or provisions of this Agreement be effective and binding unless such waiver shall be in writing and signed by the party against whom the waiver is asserted, and no waiver of any provision of this Agreement shall be deemed to be a waiver of any preceding or succeeding breach of the same or of any other provision.

         O.    NOTICES.
All notices, demands, requests or other communications which may be or are required to be given or made by ABC or you pursuant to this Agreement (except for our program offers and your notices of acceptance or rejection, if required, of such offers and any other program information or program administration communications) shall be delivered (postage or fee prepaid) by first-class mail, express mail, express delivery service or by facsimile transmission addressed as follows:

               1.      If to you:
                       General Manager
                       WSET-TV
                       2320 Langhorne Rd.
                       Lynchburg, VA 24501


                       Phone: 434-528-1313             Fax: 434-947-9212

with a copy (which shall not constitute notice) to:


                       General Counsel
                       Allbritton Communications Company
                       Suite 300
                       808 17th St., N.W.
                       Washington, DC 20006

                       Phone: 202-789-2130             Fax: 202-530-0318

               2.      If to ABC:

                       John Rouse
                       Senior Vice President
                       Affiliate Relations
                       ABC  Television  Network
                       500 South  Buena  Vista St.
                       Burbank, CA 91521-4408

                       Phone:  818-460-7550            Fax:  818-460-5234

with a copy (which shall not constitute notice) to:

                       John Zucker, Esq.
                       ABC, Inc.
                       Law & Regulation Department
                       77 West 66 Street, 16th Floor
                       New York, NY  10023-6298

                       Phone:  212-456-6222            Fax:  212-456-6202

or to such other person, address or facsimile number as you or ABC may designate by written notice. Any notice under this Agreement shall be deemed duly received
i) on the first business day following the date such notice was deposited with express mail or an express delivery service ii) on the third business day following the date of mailing whether or not accepted by the addressee, or

iii) at the time of facsimile transmission with a confirmation of receipt, as the case may be.

         P.    CHOICE OF LAW.
This Agreement and all questions relating to its validity, interpretation, performance, and enforcement (including, without limitation, provisions concerning limitations of action), shall be governed by and construed in accordance with the laws of the State of New York, without regard to the principles of conflict-of-laws thereof. For the purposes of any suit, action or proceeding involving this Agreement or its performance, you hereby submit to the jurisdiction of all Federal and State courts sitting in the County of New York and agree that such courts shall have exclusive jurisdiction over any suit, action or proceeding involving this Agreement or its performance.

         Q.    TERMINATION EFFECT.
Upon termination of this Agreement, the consent theretofore granted to broadcast our Network programs or use ABC logos or trademarks shall be deemed immediately withdrawn and you shall have no further rights of any nature whatsoever in such programs, logos or trademarks.

         R.    UNIQUE SERVICES.
 You acknowledge that, in view of the uniqueness of the plan of network cooperation set forth in this Agreement, in the event that your obligations under this Agreement are not performed in accordance with its terms, Network would not have an adequate remedy at law and therefore agree that Network shall be entitled to specific performance of the terms hereof in addition to any other remedy to which it may be entitled at law or in equity.

         S.    INDEMNIFICATION.
You and Station agree to indemnify and hold Network and its parent corporation, subsidiaries and their respective officers, directors, agents and employees, successors and assigns harmless from and against any and all claims made against us and all damages, liabilities, costs and expenses incurred as a result of such claims, including reasonable attorney's fees, arising out of the broadcast by Network of any material supplied by you to Network in accordance with this Agreement, and we agree to indemnify and hold you harmless from and against any and all claims made against you and all damages, liabilities, costs and expenses incurred as a result of such claims, including reasonable attorney's fees, arising out of the broadcast by you of any material provided by Network to you in accordance with this Agreement. It is understood that the foregoing indemnities shall apply only with respect to materials that are broadcast without change from the form and content in which such materials were originally provided and in strict conformance to any instructions or limitations given by the party providing the material. Each party will notify the other promptly of any litigation or claim to which such indemnity applies and will cooperate fully in the defense at the other party's request. The provisions of this Section V.S. shall survive the expiration or earlier termination of this Agreement.

         T.    NO JOINT VENTURE.
Nothing in this Agreement shall create any partnership, association, joint venture, fiduciary or agency relationship between Network and you or Station.

         U.    HEADINGS.
The headings herein are for convenience purposes only and shall not create or modify the meanings of any term or provision of this Agreement.


If, after examination, you find that the arrangement herein proposed is satisfactory to you, please indicate your acceptance by signing the copy of this Agreement enclosed for that purpose and returning such executed copy to us.

                                    Very sincerely yours,

                                    AMERICAN BROADCASTING COMPANIES, INC.

                                    By:  /s/ John L. Rouse
                                       __________________________________



Accepted this  24th  day of
              ______

      March    , 2004
_______________

WSET Incorporated:

By:  /s/ Frederick J. Ryan, Jr.
   ________________________________
         Frederick J. Ryan, Jr.
         Exec. Vice President

March 10, 2004


Mr. Frederick J. Ryan, Jr.
President & COO
Allbritton Communications Company
808 17th Street NW
Suite 300
Washington, DC 20006



         Re: ***

Dear Mr. Ryan:
         You have requested clarification with respect to the above-referenced provision of the Affiliation Agreements between the various Allbritton affiliated stations and the ABC Network dated as of this date ("Agreements"). This letter provides the following clarifications. To the extent that any provision of this letter is in conflict with the provisions of the Agreements, the provisions of this letter will prevail.

         ***

         All other provisions of the Agreements will remain in effect without modification. To the extent that these clarifications are acceptable to you, please sign below where indicated.

                                                              Sincerely,

                                                              /s/ John L. Rouse

                                                              John L. Rouse

ACCEPTED AND AGREED:

Allbritton Communications Company (WJLA); Harrisburg Television, Inc. (WHTM); WSET, Incorporated (WSET); WCIV, LLC (WCIV); TV Alabama, Inc. (WCFT/WJSU); KATV, LLC (KATV); and KTUL, LLC (KTUL)


/s/ Frederick J. Ryan, Jr.
--------------------------
Frederick J. Ryan, Jr.
President and Chief Operating Officer

March 10, 2004


Mr. Frederick J. Ryan, Jr.
President & COO
Allbritton Communications Company
808 17th Street NW
Suite 300
Washington, DC 20006

         Re: ***

Dear Mr. Ryan:


         You have requested clarification with respect to the above-referenced provision of the Affiliation Agreements between the various Allbritton affiliated stations and the ABC Network dated as of this date ("Agreements"). This letter provides the following clarifications. To the extent that any provision of this letter is in conflict with the provisions of the Agreements, the provisions of this letter will prevail.

         ***

         All other provisions of the Agreements will remain in effect without modification. To the extent that these clarifications are acceptable to you, please sign below where indicated.

                                                              Sincerely,

                                                              /s/ John L. Rouse

                                                              John L. Rouse



ACCEPTED AND AGREED:
Allbritton Communications Company (WJLA); Harrisburg Television, Inc. (WHTM); WSET, Incorporated (WSET); WCIV, LLC (WCIV); TV Alabama, Inc. (WCFT/WJSU); KATV, LLC (KATV); and KTUL, LLC (KTUL)

/s/ Frederick J. Ryan, Jr.
--------------------------
Frederick J. Ryan, Jr.
President and Chief Operating Officer

March 10, 2004

Mr. Frederick J. Ryan, Jr.
President & COO
Allbritton Communications Company
808 17th Street NW
Suite 300
Washington, DC 20006

         Re: ***

Dear Mr. Ryan:
         You have requested clarification with respect to the above-referenced provision of the Affiliation Agreements between the various Allbritton affiliated stations and the ABC Network dated as of this date ("Agreements"). This letter provides the following clarifications. To the extent that any provision of this letter is in conflict with the provisions of the Agreements, the provisions of this letter will prevail.

         ***

         All other provisions of the Agreements will remain in effect without modification. To the extent that these clarifications regarding Section I.C.3.a are acceptable to you, please sign below where indicated.

                                                              Sincerely,

                                                              /s/ John L. Rouse

                                                              John L. Rouse

ACCEPTED AND AGREED:
Allbritton Communications Company (WJLA); Harrisburg Television, Inc. (WHTM); WSET, Incorporated (WSET); WCIV, LLC (WCIV); TV Alabama, Inc. (WCFT/WJSU); KATV, LLC (KATV); and KTUL, LLC (KTUL)

/s/ Frederick J. Ryan, Jr.
--------------------------
Frederick J. Ryan, Jr.
President and Chief Operating Officer

March 10, 2004


Mr. Frederick J. Ryan, Jr.
President & COO
Allbritton Communications Company
808 17th Street NW
Suite 300
Washington, DC 20006


         Re: ***

Dear Mr. Ryan:
         You have requested clarification with respect to the above-referenced provision of the Affiliation Agreements between the various Allbritton affiliated stations and the ABC Network dated as of this date ("Agreements"). This letter provides the following clarifications. To the extent that any provision of this letter is in conflict with the provisions of the Agreements, the provisions of this letter will prevail.

         ***

         All other provisions of the Agreements will remain in effect without modification. To the extent that these clarifications are acceptable to you, please sign below where indicated.

                                                              Sincerely,

                                                              /s/ John L. Rouse

                                                              John L. Rouse

ACCEPTED AND AGREED:

Allbritton Communications Company (WJLA); Harrisburg Television, Inc. (WHTM); WSET, Incorporated (WSET); WCIV, LLC (WCIV); TV Alabama, Inc. (WCFT/WJSU); KATV, LLC (KATV); and KTUL, LLC (KTUL)


/s/ Frederick J. Ryan, Jr.
--------------------------
Frederick J. Ryan, Jr.
President and Chief Operating Officer

March 10, 2004


Mr. Frederick J. Ryan, Jr.
President & COO
Allbritton Communications Company
808 17th Street NW
Suite 300
Washington, DC 20006

         Re: ***

Dear Mr. Ryan:
         You have requested clarification with respect to the above-referenced provision of the Affiliation Agreements between the various Allbritton affiliated stations and the ABC Network dated as of this date ("Agreements"). This letter provides the following clarifications. To the extent that any provision of this letter is in conflict with the provisions of the Agreements, the provisions of this letter will prevail.

         ***

         All other provisions of the Agreements will remain in effect without modification. To the extent that these clarifications are acceptable to you, please sign below where indicated.

                                                              Sincerely,

                                                              /s/ John L. Rouse

                                                              John L. Rouse

ACCEPTED AND AGREED:

Allbritton Communications Company (WJLA); Harrisburg Television, Inc. (WHTM); WSET, Incorporated (WSET); WCIV, LLC (WCIV); TV Alabama, Inc. (WCFT/WJSU); KATV, LLC (KATV); and KTUL, LLC (KTUL)


/s/ Frederick J. Ryan, Jr.
--------------------------
Frederick J. Ryan, Jr.
President and Chief Operating Officer

March 10, 2004


Mr. Frederick J. Ryan, Jr.
Executive Vice President
Harrisburg Television,  Inc.
3235 Hoffman Street
Harrisburg, PA 17110


         Re: ***

Dear Mr. Ryan:
         You have requested clarification with respect to the above-referenced provision of the Affiliation Agreement between Harrisburg Television, Inc. and the ABC Network dated as of this date ("Agreement"). This letter provides the following clarifications. To the extent that any provision of this letter is in conflict with the provisions of the Agreement, the provisions of this letter will prevail.

         ***

         All other provisions of the Agreement will remain in effect without modification. To the extent that these clarifications are acceptable to you, please sign below where indicated.

                                                              Sincerely,

                                                              /s/ John L. Rouse

                                                              John L. Rouse

ACCEPTED AND AGREED:

Harrisburg Television, Inc. (WHTM)

/s/ Frederick J. Ryan, Jr.
--------------------------
Frederick J. Ryan, Jr.
Executive Vice President

March 10, 2004


Mr. Frederick J. Ryan, Jr.
President & COO
Allbritton Communications Company
808 17th Street NW
Suite 300
Washington, DC 20006

                  Re: ***

Dear Mr. Ryan:

         You have requested clarification with respect to the above-referenced provision of the Affiliation Agreements between the various Allbritton affiliated stations and the ABC Network dated as of this date ("Agreements"). This letter provides the following clarifications. To the extent that any provision of this letter is in conflict with the provisions of the Agreements, the provisions of this letter will prevail.

***

         All other provisions of the Agreements will remain in effect without modification. To the extent that these clarifications regarding Section I.B.2 are acceptable to you, please sign below where indicated.

                                                              Sincerely,

                                                              /s/ John L. Rouse

                                                              John L. Rouse

ACCEPTED AND AGREED:

Allbritton Communications Company (WJLA); Harrisburg Television, Inc. (WHTM); WSET, Incorporated (WSET); WCIV, LLC (WCIV); TV Alabama, Inc. (WCFT/WJSU); KATV, LLC (KATV); and KTUL, LLC (KTUL)


/s/ Frederick J. Ryan, Jr.
--------------------------
Frederick J. Ryan, Jr.
President and Chief Operating Officer

March 10, 2004


Mr. Frederick J. Ryan, Jr.
President & COO
Allbritton Communications Company
808 17th Street NW
Suite 300
Washington, DC 20006

         Re:      ***

Dear Mr. Ryan:

         You have requested clarification with respect to the above-referenced provision of the Affiliation Agreements between the various Allbritton affiliated stations and the ABC Network dated as of this date ("Agreements"). This letter provides the following clarifications. To the extent that any provision of this letter is in conflict with the provisions of the Agreements, the provisions of this letter will prevail.

         ***

         All other provisions of the Agreements will remain in effect without modification. To the extent that these clarifications are acceptable to you, please sign below where indicated.

                                                              Sincerely,

                                                              /s/ John L. Rouse

                                                              John L. Rouse


ACCEPTED AND AGREED:

Allbritton Communications Company (WJLA); Harrisburg Television, Inc. (WHTM); WSET, Incorporated (WSET); WCIV, LLC (WCIV); TV Alabama, Inc. (WCFT/WJSU); KATV, LLC (KATV); and KTUL, LLC (KTUL)


/s/ Frederick J. Ryan, Jr.
--------------------------
Frederick J. Ryan, Jr.
President and Chief Operating Officer

                                   SCHEDULE 1
The preceding Affiliation Agreement is identical in all material respects to those entered into between American Broadcasting Companies, Inc. and the following entities except as cross referenced in the agreement text with changes reflected in the substituted paragraphs below:

Allbritton Communications Company (WJLA);
Harrisburg Television, Inc. (WHTM);
WSET, Incorporated (WSET);
WCIV, LLC (WCIV);
TV Alabama, Inc. (WCFT/WJSU);
KATV, LLC (KATV); and
KTUL, LLC (KTUL)


      A. For KATV
Station may delay by one-half hour its broadcast of the "Jimmy Kimmel Live" program from its Network designated in-pattern time period. After December 31, 2005, and continuing for the remaining term of this Agreement, if Jimmy Kimmel is no longer host of the program, Station agrees to clear on a one-time 13 week test basis any replacement program in the same delayed time period so long as the format of the replacement program remains substantially similar to the current program airing in the 2003/2004 season. Upon notice from ABC, Station agrees to clear "Jimmy Kimmel Live" one half-hour earlier from its current time period as broadcast on the Station in the event that "Nightline" is removed from the Network Schedule. Station will receive the current "Nightline" primetime incentive inventory that is offered generally to affiliates in the event Station clears the program in-pattern at 10:35pm following the removal of "Nightline." Additional Network Station Compensation associated with in-pattern clearance of "Jimmy Kimmel Live" will be paid to Station through December 31, 2004 pursuant to Section I.C.1, above, in accordance with Schedule A commencing upon clearance of the program in-pattern.

      B. For KTUL
Station may delay by one hour its broadcast of the "Jimmy Kimmel Live" program from its Network designated in-pattern time period. After December 31, 2005, and continuing for the remaining term of this Agreement, if Jimmy Kimmel is no longer host of the program, Station agrees to clear on a one-time 13 week test basis any replacement program in the same delayed time period so long as the format of the replacement program remains substantially similar to the current program airing in the 2003/2004 season. Upon notice from ABC, Station agrees to clear "Jimmy Kimmel Live" one half-hour earlier from its current time period as broadcast on the Station in the event that "Nightline" is removed from the Network Schedule. Station will receive the current "Nightline" primetime incentive inventory that is generally offered to affiliates in the event

Station clears the program in-pattern at 10:35pm following the removal of "Nightline." Additional Network Station Compensation associated with in-pattern clearance of "Jimmy Kimmel Live" will be paid to Station through December 31, 2004 pursuant to Section I.C.1, above, in accordance with Schedule A commencing upon clearance of the program in-pattern.

      C. For KATV
Station may delay by one-half hour (from the Network designated time period) its broadcast of "Nightline", and will otherwise continue to clear it so long as the program continues to be titled "Nightline" and retains a similar news format. It is understood that a change of anchor does not represent a change in program format.

      D. For KTUL
Station may delay by one hour (from the Network designated time period) its broadcast of "Nightline", and will otherwise clear it so long as the program continues to be titled "Nightline" and retains a similar news format. It is understood that a change of anchor does not represent a change in program format.

      E. For WJLA
Notwithstanding the schedule on Exhibit 1, Station will clear "Good Morning America - Sunday" during one-hour beginning at 800am on Sunday mornings, adjacent to "This Week," to be cleared at 9am, for so long as GMA Sunday is offered to the Station. In the event that Network cancels "Good Morning America
- Sunday," that time period will revert to Station but "This Week" will continue to be cleared at 9am.

      F. For KATV
Station will be permitted in the aggregate a maximum of three hundred eighty three (383) separate one-half hour Preemptions per calendar year (the "Preemption Basket"); provided, however, in the event that Station reduces its clearance of Arkansas-related sporting events, its Preemption Basket will decrease by the number of preemptions directly associated with such sporting events; and provided further, that should the Network change its policy so as to permit joining Network sports programming in progress, KATV's Preemption Basket will also be reduced by the number of preemptions otherwise necessary to comply with the policy against joining events in progress. All preemptions of any nature shall be counted against the Preemption Basket, including (i) the failure to clear and broadcast any program offered to Station that it is required or has agreed to clear pursuant to this Agreement, and (ii) any failure to broadcast, whether on a OTO or multiple time basis, an episode of a previously accepted program. Notwithstanding the preceding sentence, non-scheduled local breaking news preemptions will not be counted against the Preemption Basket. Station must provide specific dates of all OTO Preemptions at least fourteen (14) days in advance and the requested dates must be approved by the Network in advance. Preemptions made pursuant to the FCC's right to reject rule (the "Right to Reject Rule") shall also count against the Preemption Basket; provided, however, any preemption made pursuant to the Right to Reject Rule occurring after the Preemption Basket has been fully utilized in any given calendar year shall not be deemed to be a breach of this Agreement. The broadcast by Station of preempted programs at another date or time ("Makegoods") shall be at Network's sole discretion and may earn reduced compensation in an amount to be determined by Network and the preempted time may be added back to the preemption basket at Network's sole discretion.

      G. For WCIV
In order to serve Station's local community and to promote local and Network audience flow for the benefit of Station and Network, Station shall endeavor but shall not be required to maintain, during the term of this Agreement, locally produced news programs of at least thirty (30) minutes in length adjacent to "World News Tonight," ("WNT") leading into "Good Morning America" ("GMA"), and leading into the Network's late night programming.

      H. For WHTM
Station agrees to transmit on its DTV channel the digital feed of all network programs it is obligated to or otherwise agrees to clear, including HDTV programs and Program-Related Material, in a technical format consistent with ATSC standards, without alteration, modification, insertion, degradation or down conversion of any type. ABC acknowledges that WHTM's digital facilities are not currently operational but Station agrees to use commercially good faith efforts to commence digital broadcasting by November 1, 2004, or as soon thereafter as feasible. This Section H will become effective upon the launch of Station's DTV channel.

      I. For WBMA
Station agrees to transmit on its DTV channel the digital feed of all network programs it is obligated to or otherwise agrees to clear, including HDTV programs and Program-Related Material, in a technical format consistent with ATSC standards, without alteration, modification, insertion, degradation or down conversion of any type. ABC acknowledges that digital facilities for WCFT and WJSU are not currently operational but Station agrees to use commercially good faith efforts to commence digital broadcasting by May 1, 2004 for WCFT and by December 31, 2004 for WJSU, or as soon thereafter as feasible. This Section H will become effective as to those Station's upon the launch of the Station's DTV channel.